UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 19, 2015

Date of Report (Date of earliest event reported)

SUCCESS HOLDING GROUP INTERNATIONAL, INC.

(Exact name of Company as specified in its charter)

Nevada	333-188563	99-0378256
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

531 Airport North Office Park Fort Wayne, Indiana	46825
(Address of principal executive offices)	(Zip Code)

260-450-1982

Company's telephone number, including area code

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

As previously disclosed, Success Holding Group International, Inc. (the "Company") engaged Marcum Bernstein & Pinchuk LLP ("Auditor") on October 15, 2015 as its independent registered public accounting firm to audit the Company's financial statements for the year ended December 31, 2014. Such audit is in its early stages and until such audit is completed, the Company, in conjunction with the Auditor, does not expect to complete the review of the Company's financial statements to be included in the quarterly report on Form 10-Q for the quarter ended September 30, 2015 ("Q3 10-Q"), which was due on November 16, 2015. The Company is continuing to work diligently with the Auditor to complete the audit the Company's financial statements for the year ended December 31, 2014 and it currently intends to file the Q3 10-Q as soon as practicable following completion of such audit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCCESS HOLDING GROUP INTERNATIONAL INC.

Date: November 20, 2015	By:	/s/ Brian Kistler
Brian Kistler
President